EXHIBIT 10.17(a)
                                                          FORM 10-Q
                                   QUARTER ENDED SEPTEMBER 30, 1998



                              AMENDMENT NO. 1
                        BUCYRUS INTERNATIONAL, INC.
                     1998 MANAGEMENT STOCK OPTION PLAN


          Effective as of the date hereof, the Bucyrus International, Inc. 1998 Management Stock Option Plan (the "Plan") is hereby amended as set forth below. Capitalized terms not defined herein shall be as defined in the Plan.

          1. The definition of "Employee" in Article II of the Plan is hereby amended to include consultants and advisors of the Company or any of its Subsidiaries.

          2. Where applicable in accordance with the intent of this Amendment No. 1, references in the Plan or in any Option Certificate or Exercise Notice to "employee" or "employees" shall be deemed to include reference to consultants and advisors of the Company or any of its Subsidiaries, and references to "termination of employment" or similar phrases shall be deemed to include reference to termination of service as a consultant or advisor.

          3. In all other respects, the provisions of the Plan as in effect as of the date hereof shall remain in full force and effect.


Dated:  September 1, 1998               BUCYRUS INTERNATIONAL, INC.



                                         \s\W. R. Hildebrand
                                        By:    W. R. Hildebrand
                                        Its:   President and CEO